Exhibit 99.3

From: “Sayiner, Necip”

To: “Intersil Employees”

Subject: Renesas and Intersil to Combine Forces

Hello All,

This afternoon we announced that Renesas, a $6 billion global semiconductor company headquartered in Japan, will acquire Intersil for approximately $3.2 billion in an all cash transaction expected to close sometime in the first half of next year, pending shareholder and regulatory approvals. I view the merger with Renesas as a strategic combination that will provide a good outcome for the Intersil team.

We have some parallels in our history with Renesas. We both were formed out of early leaders in the semiconductor industry, and recently embarked on strategic transformations to pursue growth. Part of the strategy for Renesas is to acquire high quality businesses, which is how the discussions between our two companies began.

Renesas is a leader in microcontrollers and SoC’s. Pairing these products with our power and precision analog capability creates exciting portfolio expansion and integration opportunities to extend our roadmaps. Renesas is also one of the top suppliers to the automotive market and can meaningfully accelerate the adoption of our products in this growing end market.

Importantly, Renesas is genuinely enthusiastic about having Intersil become part of their team. They intend to invest in our products and people to ensure we can successfully unlock the potential of the combined business. Renesas management has been impressed with what we have accomplished to date and has expressed a willingness to learn from us and adopt our best practices across the newly combined company. Intersil employees are expected to play key roles in leading the cross-organizational teams in order to turn the initially identified growth opportunities into real business. The strategic basis for the acquisition and the focus on revenue growth synergies as opposed to cost cutting provides a very positive dynamic for our team.

I will provide more information and answer your questions at a company meeting scheduled for 2 p.m. Pacific Time tomorrow, Tuesday the 13th. Renesas CEO, Bunsei Kure, will be flying overnight to join us for the meeting and share with you directly the Renesas view of the combination. A note from him to our employees is also posted on our company intranet.

I am looking forward to what we will be able to accomplish as part of a larger organization. We have much to be proud of as we worked together over the last three years to bring the company to the point where the competitiveness of our products and value of our business are so well appreciated.

Necip.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Intersil and Renesas. Intersil intends to file with the SEC a proxy statement in connection with the proposed transaction with Renesas as well as other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Intersil and will contain important information about the proposed transaction and related matters. INTERSIL’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Intersil with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Intersil will be able to obtain free copies of the proxy statement through Intersil’s website, www.intersil.com, or by contacting Intersil by mail at Attn: Corporate Secretary, 1001 Murphy Ranch Road, Milpitas, California 95035.

Participants in the Solicitation

Intersil, Renesas and their respective directors, executive officers and other members of management and certain of their respective employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Intersil’s directors and executive officers is included in Intersil’s Annual Report on Form 10-K for the fiscal year ended January 1, 2016 filed with the SEC on February 12, 2016, and the proxy statement filed with the SEC on March 4, 2016 for Intersil’s annual meeting of stockholders held on April 21, 2016. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Safe Harbor for Forward-looking Statements

Throughout this document pertaining to the merger transaction between Intersil and Renesas, Intersil makes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of Intersil’s senior management about future events with respect to Intersil’s business and its industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Although Intersil believes the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of Intersil’s forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Intersil or its businesses or operations. Factors which could cause Intersil’s actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: the ability of the parties to consummate the merger transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the merger transaction, including the ability to secure regulatory approvals in a timely manner or at all, and approval by Intersil’s stockholders; the possibility of litigation and other unknown liabilities; the parties’ ability to successfully integrate their operations, product lines, technology and employees and realize synergies and other benefits from the merger transaction; the potential impact of the announcement or consummation of the merger transaction on the parties’ relationships with customers, suppliers and other third parties; and other risks described in Intersil’s filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Intersil’s most recent Annual Report on Form 10-K, and Intersil’s more recent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the SEC (which you may obtain for free at the SEC’s website at http://www.sec.gov or on Intersil’s website at http://ir.intersil.com). Intersil can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Intersil cannot undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Intersil does not intend, and assumes no obligation, to update any forward-looking statements.